Exhibit 99.2

EVERGREEN SOLAR, INC.

Summary of Bids Made at Auction

This document provides a summary of the changes to the material terms of the qualifying bids received at auction on November 7, 2011 for certain lots of assets of Evergreen Solar, Inc., (the “Debtor”), pursuant to its bankruptcy proceeding.  The following charts are included in this exhibit, and are presented in the order in which the assets were auctioned:

Exhibit A:	Lot 4A - Non-Core Assets (Panel Inventory Only)
Exhibit B:	Lot 1 - LBIE Assets
Exhibit C:	Lot 3 - Core Assets

Exhibit A

Lot 4A - Non-Core Assets (Panel Inventory Only)

Bid Round	Bidder	Consideration
Bulk Bid (all panel inventory)
1	156	$2,801,072.40
2	151	$3,834,000
Lot 1600A
1	155	$30,625
2	151	$35,000
Lot 1600B
1	155	$30,625
2	151	$35,000
3	156	$40,000
4	151	$45,000
5	156	$50,000
6	151	$55,000
7	156	$60,000
8	151	$65,000
9	156	$70,000
Lot 1600C
1	155	$46,666.67
2	150	$50,000
3	151	$60,000
4	150	$70,000
5	151	$80,000
6	156	$90,000
7	151	$100,000
8	156	$110,000
9	151	$120,000
10	156	$130,000
11	151	$140,000
12	156	$150,000
13	151	$160,000
14	156	$170,000
Lot 1600D
1	155	$46,667.67
2	151	$50,000
3	154	$55,000
Lot 1600E
1	155	$46,666.67

Bid Round	Bidder	Consideration
2	152	$75,000
3	151	$100,000
4	152	$125,000
5	151	$150,000
6	153	$200,000
7	151	$250,000
8	156	$300,000
9	151	$350,000
10	156	$400,000
11	151	$450,000
12	156	$500,000
13	151	$550,000
14	156	$575,000
15	151	$600,000
16	156	$625,000
Lot 1600F
1	155	$46,666.67
2	151	$50,000
3	155	$55,000
Lot 1600G
1	152	$178,432
2	151	$300,000
Lot 1600H
1	155	$46,666.67
2	151	$50,000
Lot 1600I
1	155	$46,666.67
2	151	$50,000
3	156	$60,000
4	151	$70,000
5	156	$80,000
6	151	$90,000
7	156	$100,000
8	151	$120,000
9	156	$130,000
10	151	$140,000
11	156	$150,000
12	151	$160,000
Lot 1600J
1	155	$46,666.67
2	150	$50,000
Lot 1600K

Bid Round	Bidder	Consideration
1	155	$46,666.67
2	151	$50,000
Lot 1600L
1	155	$46,666.67
Lot 1600M
1	155	$46,666.67
2	151	$55,000
3	153	$65,000
4	151	$75,000
5	153	$85,000
6	151	$120,000
7	156	$130,000
8	151	$150,000
9	156	$160,000
10	151	$180,000
11	156	$190,000
12	151	$200,000
13	156	$205,000
14	151	$220,000
Lot 1600N
1	155	$46,666.67
Lot 1600O
1	155	$30,625
2	151	$40,000
3	150	$50,000
4	151	$60,000
5	154	$65,000
6	151	$70,000
7	154	$75,000
8	151	$80,000
9	154	$85,000
Lot 1600P
1	155	$30,625
Lot 1600Q
1	155	$30,625
2	151	$35,000
3	156	$40,000
4	151	$45,000
5	156	$50,000
6	151	$52,500
Lot 1600R
1	155	$30,625

Bid Round	Bidder	Consideration
2	151	$45,000
3	156	$50,000
Lot 1600S
1	155	$30,625
2	150	$50,000
3	151	$80,000
4	156	$100,000
5	151	$120,000
6	156	$130,000
7	151	$140,000
8	156	$150,000
9	151	$160,000
Lot 1600T
1	155	$30,625
2	151	$35,000
Lot 1600U
1	155	$92,000
2	151	$120,000
3	156	$140,000
4	151	$180,000
5	156	$200,000
6	151	$225,000
7	156	$240,000
8	151	$245,000
9	156	$250,000
10	151	$260,000
11	156	$270,000
12	151	$280,000
Lot 1600V
1	155	$30,625
2	151	$35,000
3	156	$40,000
4	151	$42,500
Lot 1600W
1	155	$92,000
2	151	$100,000
3	156	$125,000
4	151	$150,000
5	156	$175,000
6	151	$200,000
7	156	$225,000
8	151	$250,000

Bid Round	Bidder	Consideration
9	156	$260,000
10	151	$270,000
11	156	$280,000
12	151	$300,000
Lot 1600X
1	155	$30,625
2	151	$35,000
3	156	$40,000
4	151	$45,000
Lot 1600Y
1	155	$92,000
2	151	$110,000
3	156	$120,000
4	151	$144,000
5	156	$150,000
6	151	$180,000
7	156	$185,000
8	151	$190,000
9	156	$195,000
10	151	$214,000
11	156	$220,000
12	151	$240,000
Lot 1600Z
1	155	$30,625
2	151	$35,000
3	150	$37,500
4	151	$40,000
5	150	$42,500
6	151	$45,000
Lot 1600AA
1	155	$30,625
2	151	$40,000
Lot 1600BB
1	155	$30,625
2	151	$35,000
Lot ????
1	153	$1,586.99
2	151	$1,600
TOTAL INDIVIDUAL LOTS		$3,375,559.00
TOTAL BULK BID		$3,834,000

Exhibit B

Lot 1 - LBIE Assets

Bid Round	Bidder	Consideration
Initial highest and best qualifying bid	Bidder 1	$10 million in cash
1	Bidder 2	$15 million credit bid
2	Bidder 1	$15.5 million in cash
3	Bidder 2	$16 million credit bid
4	Bidder 1	$16.5 million in cash
5	Bidder 2	$17 million credit bid
6	Bidder 1	$17.5 million in cash
7	Bidder 2	$19.5 million credit bid
8	Bidder 1	$21 million in cash
9	Bidder 2	$21.5 million credit bid

Exhibit C

Lot 3 - Core Assets

Bid Round	Bidder	Consideration
1	Bidder 3 (initial highest and best qualifying bid)
•      $5 million cash bid to acquire the Debtor’s Intellectual Property, the Wafer Tangible Assets, the Wafer Real Property and Debtor’s rights under all Wafer Contracts
•      Bid does not include acquisition of $12.884 million in cash
•      Bidder 3 agrees to close as early as November 18, 2011
•      No conditions to closing based on CFIUS or export license issues
•      With respect to CFIUS review, Bidder 3 is willing to pay $10,000 per week, up to 25 weeks, if the U.S. government seeks or obtains an injunction, provided Bidder 3 has an opportunity to oppose any continuance and provided that the U.S. government does not file a pleading before November 18, 2011
•      If Bidder 3 is unable to resolve objections with HSTIC, the Wuhan joint venture to remain in estate and Bidder 3 will proceed with closing

Bidder 4
•      $2 million cash bid for Acquired Intellectual Property (listed on Appendix A of the Asset Purchase Agreement)
•      Bid does not include acquisition of $12.884 million in cash, the Wuhan JV or Midland
•      Debtor waives any contractual provisions restricting Bidder 4 and any affiliate thereof from contracting with SMI or ATS as its supplier, including Section 11 of the Wafer Technology License Agreement dated 20/21, 2010
•      Bidder 4 may designate one or more affiliates to purchase any of the Devens Acquired Assets and or assume specified Assumed Liabilities
•      Bid is conditioned on DOE not having taken any action or asserted any right with respect to Debtor’s IP other than the three patents specified in the letter to Mike El-Hillow dated October 7, 2011

2	Bidder 3
Revised bid terms:
•      $6 million cash, $3.2 million in unrestricted stock in an AIM listed company
•      $800,000 of $6 million purchase price to be placed in escrow to fund litigation, by counsel of its choosing, relating to the Gemini patents for a period of 12 months
•      Bidder 3 agrees to close by November 18, 2011
•      If the deal fails to close by December 15, 2011 due to CFIUS issues, Debtor has the right to terminate the agreement and deposit amount would be refunded to Bidder 3
•      Debtor waives requirement that Bidder 3 grant any license to a purchaser of the Devens facility or furnaces from that facility
•      Bid does not include acquisition of $12.884 million in cash

	Bidder 4	Bidder 4 failed to revise the terms of its bid for Round 2 and declined to participate in the auction.
3	Bidder 2
Bid proposed as back-up bid:
•      $15.884 million credit bid ($12.884 million for the cash, $3 million credit bid)
•      Restrictions on use of $12.884 million in cash to be removed from Asset Purchase Agreement executed on August 15, 2011, as amended
•      If back-up bid is the prevailing bid, purchase will be deemed a third-party purchase for purposes of the KEIP
•      Bid is contingent on a reduction in force of substantially all employees no later than November 21, 2011 if Debtor fails to close the sale to Bidder 2 by November 18, 2011 (terminated employees will still be entitled to severance under the severance plan)